OGM
Michael R. Mushkin, Esq.
Nevada Bar No. 2421
L. Joe Coppedge, Esq.
Nevada Bar No. 4954
MUSHKIN & COPPEDGE
6070 S. Eastern Avenue, Suite 270
Las Vegas, NV 89119
Telephone: 702-454-3333
Facsimile: 702-386-4979
michael@mccnvlaw.com
jcoppedge@mccnvlaw.com

Attorneys for George Sharp

DISTRICT COURT
CLARK COUNTY, NEVADA

In the Matter of STRATOS RENEWABLES CORPORATION., a Nevada Corporation, [Nevada Entity No. C26225-2004]	Case No. A-21-835772-B Dept. No.: 13

ORDER GRANTING MOTION TO APPOINT GEORGE SHARP AS CUSTODIAN AND FOR TEMPORARY RESTRAINING ORDER ~~AND PRELIMINARY INJUNCTION~~ ON ORDER SHORTENING TIME

The Motion to appoint George Sharp as Custodian and for a Temporary Restraining Order and Preliminary Injunction on an Order Shortening Time, having come before the Honorable Mark R. Denton on June 14, 2021, with Movant George Sharp ("Sharp") appearing by and through his counsel of record, Michael R. Mushkin of the law firm of Mushkin & Coppedge and the Court, having reviewed and considered the record, the points and authorities on file, and the argument of counsel, and good cause appearing, finds and orders as follows:

1. Stratos Renewables Corporation. ("SRNW") is a dissolved Nevada Corporation and public company traded on the OTC Markets' OTC Link platform under the ticker symbol SRNW.

2. Sharp is a shareholder of SRNW owning 250,000.

3. SRNW has been delinquent in its filing obligations with OTC Markets since December 2009.

4. SRNW's last financial disclosure was for the period ending September 30, 2009.

5. SRNW has been tagged with a "Stop Sign" by OTC Markets, indicating a lack of the availability of public information and that it is a "Dark or Defunct" company.

6. The United States Securities and Exchange Commission ("SEC") has declared new requirements for public companies operating under SEC Rule 15c2-11, which affects SRNW.

7. If disclosures are not submitted to the OTC Markets by June 30, 2021, the SEC will suspend trading in that issuer for a period of 10 days and revoke its stature under SEC Rule 15c2-11.

8. Similarly, OTC Markets must declare the issuer "Current" by September 30th to avoid permanent suspension and revocation.

9. If SRNW does not comply with SEC Rule 15c2-11 and does not submit its disclosures to OTC Markets by June 30, 2021, SRNW is subject to suspension in the trading of its stock after June 30, 2021.

10. If SRNW does not become compliant by September 30, 2021, it is subject to permanent revocation of its stature under SEC Rule 15c2-11.

11. If SRNW loses its stature under Rule 15c2-11, broker-dealers, i.e., "market makers," will not be able to publish quotations or make a market for SRNW's stock and the value of SRNW's stock will be practically eviscerated because the lack of stature under SEC Rule 15c2-11 is a "red flag" to investors by the SEC.

12. Sharp seeks to have himself appointed as the custodian as he is qualified and meets all the requirements of NRS 78.347(2) so that as custodian, he can revive SRNW and cause SRNW to file its disclosures with the OTC Markets by June 30, 2021 to avoid suspension and potential revocation of SRNW's stature under SEC Rule 15c2-11, which would irreparably harm the corporation and its shareholders.

13. Sharp also seeks a temporary restraining order and preliminary injunction restraining the officers of SRNW from withholding SRNW's books and records from the custodian so that the custodian has the information necessary to file the disclosures with OTC Markets by June 30, 202.1

14. Time is of the essence because the custodian must obtain the current financial information so the financial statements (if any) and all available data to prepare the disclosures to OTC Markets.

15. Sharp is qualified to serve as custodian because he has satisfied the requirements of NRS 78.347(2).

16. Sharp has established ~~a "reasonable likelihood of success" on the merits and~~ that if the relief is not granted, SRNW and its shareholders, including Sharp will suffer "irreparable harm" because SRNW is dissolved and delinquent in filing and reporting obligations with OTC Markets.

17. Similarly, SRNW and its shareholders, including Sharp will suffer immediate, imminent and irreparable harm for which they have no adequate remedy if Sharp does not receive the turnover of the books and records from SRNW so that he in his capacity as custodian, he can gather the financial information and submit SRNW's financial disclosures to OTC Markets by June 30, 2021 as otherwise SRNW faces suspension and revocation of the meaningful ability to trade its stock.

18. Sharp is entitled to the immediate turnover of copies of SRNW's books and records, including, but not limited to banking records, bookkeeping and accounting records, the general ledger, minutes of all officer and/or director and/or shareholder meetings, correspondence with the SEC, FINRA and OTC Markets, the Bylaws and any and all amendments thereto, and any and all contracts with any officers, directors, employees, third parties, vendors.

WHEREFORE, based on the foregoing, IT IS ORDERED, ADJUDGED AND DECREED that the Motion to appoint George Sharp as Custodian and for a Temporary Restraining Order ~~and Preliminary Injunction~~ on an Order Shortening Time is hereby GRANTED.

IT IS FURTHER ORDERED, ADJUDGED AND DECREED that:

1. Sharp is appointed as Custodian over SRNW to serve without bond.

2. Sharp shall have all of the powers and title of a trustee appointed under NRS 78.590, 78.635 and 78.650, but the authority of the custodian is to continue the business of the

corporation and not to liquidate its assets, except when this Court so orders and except in cases arising pursuant to NRS 78.347(b)(1).

3. Sharp shall comply with the provisions of NRS 78.189 or 80.170, as applicable, and submit evidence of compliance to this Court.

4. The record transfer agent for SRNW is hereby authorized and directed to cooperate with Sharp concerning delivery of the shareholder list for SRNW.

5. Sharp shall provide reasonable notice to all shareholders of record of a shareholder meeting to be held within a reasonable time after the entry of this Order and shall submit evidence of compliance to this Court.

6. The shareholders who attend such meeting, whether in person or by proxy, shall constitute a quorum sufficient for all purposes of the meeting.

7. Sharp shall provide this Court with a report of the actions taken at the shareholder meeting noticed by the Custodian.

8. Sharp shall provide this Court with periodic reports every 3 months from the date of Notice of Entry of this Order while the custodianship remains active.

9. Within ten (10) days after notice of entry of this Order, Sharp shall file with the Secretary of State an amendment to the articles of incorporation containing the following information:

a. Disclosures of any previous criminal, administrative, civil or National Association of Securities Dealers, Inc. or Securities and Exchange Commission investigations, violations or convictions concerning the custodian and any affiliate of the custodian.

b. A statement indicating that:

i. Reasonable attempts were made to contact the officers or directors of SRNW to request that the corporation comply with the corporate formalities and to continue its business.

ii. The custodian is in fact continuing the business and attempting to further the interests of the shareholders.

iii. The custodian will revive, reinstate or maintain the corporate

charter.

10. Sharp shall appoint officers and directors to serve during the Custodianship of SRNW.

11. Sharp is authorized to take reasonable and prudent action on behalf of SRNW, including negotiating and compromising debt, executing contracts and other agreements, filing Amendments to Articles of Incorporation to change the corporation's name, authorize additional shares, authorize additional classes of shares, designate and issue authorized common shares and preferred shares, and initiating litigation in SRNW's name as deemed reasonable and prudent in connection with or related to the performance of the Custodian's duties.

12. A Temporary Restraining Order is hereby granted regarding the turnover of SRNW's books and records to Sharp. Any party, including but not limited to SRNW's officers and directors, in the possession of SRNW's books and records is restrained from withholding such books and records, including but not limited to banking records, bookkeeping and accounting records, the general ledger, minutes of all officer and/or director and/or shareholder meetings, correspondence with the SEC, FINRA and OTC Markets, the Bylaws and any and all amendments thereto, and any and all contracts with any officers, directors, employees, third parties, vendors from Sharp so that Sharp, as custodian can take all the steps necessary to file the disclosures with OTC Markets by the June 30, 2021 deadline to avoid suspension in the trading of SRNW's stock and potential revocation of SRNW's stature under SEC Rule 15c2-11.

IT IS FURTHER ORDERED, ADJUDGED AND DECREED that Petitioner shall be required to post a bond with the Court in the amount of $500.00 in accordance with NRCP 65(c) as security for the payment of such costs and damages as may be incurred or suffered by any party who is found to have been wrongfully enjoined or restrained in this action.

IT IS FURTHER ORDERED, ADJUDGED AND DECREED that a hearing on the Motion for Preliminary Injunction filed by Petitioner will take place on the 28t day of June 2021 at 9:00 a.m. in Department 13 of the above-entitled Court.

IT IS FURTHER ORDERED, ADJUDGED AND DECREED that this Temporary Restraining Order shall remain in effect until the hearing on the Motion for Preliminary

Injunction, unless further extended by order of this Court or stipulation of the parties.

Dated this 15th day of June, 2021

549 470 2CFA 3504
Mark R. Denton
District Court Judge

Respectfully Submitted:
MUSHKIN & COPPEDGE

/s/Michael R. Mushkin
MICHAEL R. MUSHKIN, ESQ.
Nevada Bar No. 2421
L. JOE COPPEDGE, ESQ.
Nevada Bar No. 4954
6070 South Eastern Ave Ste 270
Las Vegas, NV 89119
Attorneys for George Sharp

CSERV

DISTRICT COURT
CLARK COUNTY, NEVADA

George Sharp, Plaintiff(s)	CASE NO: A-21-835772-B
vs.	DEPT. NO. Department 13
Stratos Renewables Corporation, Defendant(s)	

AUTOMATED CERTIFICATE OF SERVICE

This automated certificate of service was generated by the Eighth Judicial District Court. The foregoing Order Granting Motion was served via the court's electronic eFile system to all recipients registered for e-Service on the above entitled case as listed below:

Service Date: 6/15/2021

Karen Foley	kfoley@mccnvlaw.com
L. Joe Coppedge	jcoppedge@mccnvlaw.com
Kimberly Yoder	kyoder@mccnvlaw.com
Jadyn Hayes	jhayes@mccnvlaw.com